EXHIBIT 99.1
                                                                    ------------

NEWS                                                                    [LOGO]
FOR IMMEDIATE RELEASE                                                   BOSTON
                                                                      SCIENTIFIC


                                                   Boston Scientific Corporation
                                                   One Boston Scientific Place
                                                   Natick, MA  01760-1537
                                                   508.650.8000
                                                   www.bostonscientific.com


                           BOSTON SCIENTIFIC ANNOUNCES
                           RESULTS FOR FOURTH QUARTER
                        AND YEAR ENDED DECEMBER 31, 2003


Natick, MA (February 2, 2004) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the fourth quarter and for the year ended December 31, 2003. The results reported today are consistent with the preliminary results reported on January 13.

FOURTH QUARTER 2003
-------------------
Net sales for the fourth quarter of 2003 were $939 million as compared to $814 million for the fourth quarter of 2002, an increase of 15 percent. Excluding the favorable impact of $57 million of foreign currency fluctuations, net sales were $882 million.

Net income for the quarter, excluding net special charges, was $141 million, or $0.17 per share (diluted), as compared to $130 million, excluding net special charges, or $0.15 per share in the fourth quarter of 2002. Reported net income for the quarter, including net special charges of $4 million, was $137 million, or $0.16 per share, as compared to reported net income of $105 million, or $0.12 per share, in the fourth quarter of 2002. (The earnings per share figures reported in this press release reflect the Company's two-for-one common stock split that became effective in November of 2003.)

YEAR-END 2003
-------------
Net sales for the year ended December 31, 2003 were $3.476 billion as compared to $2.919 billion in 2002, an increase of 19 percent. Excluding the favorable impact of $162 million of foreign currency fluctuations, net sales were $3.314 billion.

Net income for the year, excluding net special charges, increased 26 percent to $521 million, or $0.62 per share, as compared to $413 million, excluding net special charges, or $0.50 per share for the year ended December 31, 2002. Reported net income for the year, including net special charges of $49 million, was $472 million or $0.56 per share, as compared to reported net income of $373 million or $0.45 per share for the prior year.

"We further strengthened our market leadership position in drug-eluting stents in Europe and other international markets during the fourth quarter," said Jim Tobin, President and Chief Executive Officer of Boston Scientific. "Our impressive performance in these markets gives us further confidence as we prepare to launch our TAXUS(TM) paclitaxel-eluting stent system in the United States later this quarter."

                                   -- more --

Boston Scientific Corporation/Page 2
February 2, 2004


Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 9:00 a.m. (ET) on Monday, February 2. The Company will webcast the call to all interested parties through its website www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for 10 business days on the Boston Scientific website.

The Company plans to hold an analyst meeting in New York on February 23. The Company will webcast the meeting to all interested parties through its website: www.bostonscientific.com.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

The Company discloses non-GAAP or pro forma financial information that excludes certain items. Non-GAAP financial information may exclude such items as charges related to purchased in-process research and development and certain litigation. Management uses this financial information to establish operational goals, and believes that non-GAAP financial information may assist investors in analyzing the underlying trends in the Company's business over time. Investors should consider this non-GAAP financial information in addition to, not as a substitute for, or as superior to, financial information prepared in accordance with GAAP.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, operational improvements, the Company's overall business strategy, and other factors described in the Company's filings with the Securities and Exchange Commission.

                                      CONTACT:    Milan Kofol
                                                  508-650-8569
                                                  Investor Relations
                                                  Boston Scientific Corporation

                                                  Paul Donovan
                                                  508-650-8541
                                                  Media Relations
                                                  Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                                  Three Months Ended                    Three Months Ended
                                                                   December 31, 2003                     December 31, 2002
In millions, except per share data                        Reported     Adjustments  Adjusted     Reported    Adjustments   Adjusted
-----------------------------------------------------------------------------------------------------------------------------------
Net sales                                                 $    939                  $    939     $    814                  $    814
Cost of products sold                                          257                       257          227                       227
                                                          ----------------------------------     ----------------------------------
Gross profit                                                   682                       682          587                       587

Selling, general and administrative expenses                   313                       313          266                       266
Amortization expense                                            27                        27           19                        19
Royalties                                                       14                        14           10                        10
Research and development expenses                              128                       128           95                        95
Purchased research and development                               4     $     (4)                       40     $    (40)
                                                          ----------------------------------     ----------------------------------
                                                               486           (4)         482          430          (40)         390
                                                          ----------------------------------     ----------------------------------
Operating income                                               196            4          200          157           40          197

Other income (expense):
Interest expense                                               (11)                      (11)         (11)                      (11)
Other, net                                                      (1)                       (1)          (3)                       (3)
                                                          ----------------------------------     ----------------------------------
Income before income taxes                                     184            4          188          143           40          183
Income taxes                                                    47                        47           38           15           53
                                                          ----------------------------------     ----------------------------------

Net income                                                $    137     $      4     $    141     $    105     $     25     $    130
                                                          ==================================     ==================================


Net income per common share - assuming dilution           $   0.16                  $   0.17     $   0.12                  $   0.15
                                                          ========                  ========     ========                  ========

Weighted average shares outstanding - assuming dilution      847.4                     847.4        842.0                     842.0
                                                          ========                  ========     ========                  ========

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                                      Year Ended                            Year Ended
                                                                   December 31, 2003                     December 31, 2002
In millions, except per share data                        Reported     Adjustments  Adjusted     Reported    Adjustments   Adjusted
-----------------------------------------------------------------------------------------------------------------------------------

Net sales                                                 $  3,476                  $  3,476     $  2,919                  $  2,919
Cost of products sold                                          961                       961          870     $    (29)         841
                                                          ----------------------------------     ----------------------------------
Gross profit                                                 2,515                     2,515        2,049           29        2,078

Selling, general and administrative expenses                 1,171                     1,171        1,002                     1,002
Amortization expense                                            89                        89           72                        72
Royalties                                                       54                        54           36                        36
Research and development expenses                              452                       452          343                       343
Purchased research and development                              37     $    (37)                       85          (85)
Litigation-related charges (credits), net                       15          (15)                      (99)          99
                                                          ----------------------------------     ----------------------------------
                                                             1,818          (52)       1,766        1,439           14        1,453
                                                          ----------------------------------     ----------------------------------
Operating income                                               697           52          749          610           15          625

Other income (expense):
Interest expense                                               (46)                      (46)         (43)                      (43)
Other, net                                                      (8)                       (8)         (18)          18
                                                          ----------------------------------     ----------------------------------
Income before income taxes                                     643           52          695          549           33          582
Income taxes                                                   171            3          174          176           (7)         169
                                                          ----------------------------------     ----------------------------------

Net income                                                $    472     $     49     $    521     $    373     $     40     $    413
                                                          ==================================     ==================================


Net income per common share - assuming dilution           $   0.56                  $   0.62     $   0.45                  $   0.50
                                                          ========                  ========     ========                  ========

Weighted average shares outstanding - assuming dilution      845.4                     845.4        830.0                     830.0
                                                          ========                  ========     ========                  ========

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                December 31,     December 31,
In millions                                        2003              2002
----------------------------------------------------------------------------
Assets
Current assets:
   Cash and short term investments              $      752        $      277
   Trade accounts receivable, net                      542               435
   Inventories                                         281               243
   Other current assets                                305               253
                                                ----------------------------
         Total current assets                        1,880             1,208

Property, plant and equipment, net                     744               636
Intangibles, net                                     2,461             2,367
Investments                                            558               210
Other assets                                            56                29
                                                ----------------------------
                                                $    5,699        $    4,450
                                                ============================

Liabilities and Stockholders' Equity
Current liabilities:
   Borrowings due within one year               $      553        $       88
   Accounts payable and accrued expenses               675               705
   Other current liabilities                           165               130
                                                ----------------------------
         Total current liabilities                   1,393               923

Long-term debt                                       1,172               847
Other long-term liabilities                            272               213

Stockholders' equity                                 2,862             2,467
                                                ----------------------------
                                                $    5,699        $    4,450
                                                ============================

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)

                                                     WORLDWIDE TOTAL(1)
                         ------------------------------------------------------------------------

                          Three Months Ended December 31,                    CHANGE
                         ------------------------------------------------------------------------
                                                                     At                   At
                                                                Actual Foreign     Constant Foreign
In millions                  2003                2002           Currency Basis      Currency Basis
                         ------------        ------------        ------------        ------------
DOMESTIC                 $        482        $        500                  (4%)                (4%)



EUROPE                            196                 124                  58%                 36%
JAPAN                             145                 132                  10%                 (2%)
INTER-CONTINENTAL                 116                  58                 100%                 77%
                         ------------        ------------        ------------        ------------
INTERNATIONAL                     457                 314                  46%                 28%

                         ------------        ------------        ------------        ------------
WORLDWIDE                $        939        $        814                  15%                  8%
                         ============        ============        ============        ============


                                                    WORLDWIDE TOTAL(1)
                         ------------------------------------------------------------------------

                              Year Ended December 31,                        CHANGE
                         ------------------------------------------------------------------------
                                                                     At                   At
                                                                Actual Foreign     Constant Foreign
In millions                  2003                2002           Currency Basis      Currency Basis
                         ------------        ------------        ------------        ------------
DOMESTIC                 $      1,924        $      1,756                  10%                 10%



EUROPE                            672                 456                  47%                 26%
JAPAN                             541                 494                  10%                  2%
INTER-CONTINENTAL                 339                 213                  59%                 48%
                         ------------        ------------        ------------        ------------
INTERNATIONAL                   1,552               1,163                  33%                 20%

                         ------------        ------------        ------------        ------------
WORLDWIDE                $      3,476        $      2,919                  19%                 14%
                         ============        ============        ============        ============


                         1 Certain prior year's amounts have been reclassified
                           to conform to the current year's presentation.

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(Unaudited)

                                                     WORLDWIDE TOTAL(1)
                         ------------------------------------------------------------------------

                          Three Months Ended December 31,                    CHANGE
                         ------------------------------------------------------------------------
                                                                     At                   At
                                                                Actual Foreign     Constant Foreign
In millions                  2003                2002           Currency Basis      Currency Basis
                         ------------        ------------        ------------        ------------
Cardiovascular           $        590        $        514                  15%                    7%
Electrophysiology                  31                  27                  15%                   11%
Neurovascular                      62                  46                  35%                   23%
                         ------------        ------------        ------------          ------------
CARDIOVASCULAR                    683                 587                  16%                    9%

Oncology                           44                  38                  16%                   10%
Endoscopy                         151                 135                  12%                    5%
Urology                            61                  54                  13%                   11%
                         ------------        ------------        ------------          ------------
ENDOSURGERY                       256                 227                  13%                    7%

                         ------------        ------------        ------------          ------------
WORLDWIDE                $        939        $        814                  15%                    8%
                         ============        ============        ============          ============


                                                    WORLDWIDE TOTAL(1)
                         ------------------------------------------------------------------------

                              Year Ended December 31,                        CHANGE
                         ------------------------------------------------------------------------
                                                                     At                   At
                                                                Actual Foreign     Constant Foreign
In millions                  2003                2002           Currency Basis      Currency Basis
                         ------------        ------------        ------------        ------------

Cardiovascular           $      2,168        $      1,797                  21%                   15%
Electrophysiology                 113                 101                  12%                    8%
Neurovascular                     223                 169                  32%                   23%
                         ------------        ------------        ------------          ------------
CARDIOVASCULAR                  2,504               2,067                  21%                   15%

Oncology                          166                 143                  16%                   12%
Endoscopy                         580                 513                  13%                    8%
Urology                           226                 196                  15%                   13%
                         ------------        ------------        ------------          ------------
ENDOSURGERY                       972                 852                  14%                   10%

                         ------------        ------------        ------------          ------------
WORLDWIDE                $      3,476        $      2,919                  19%                   14%
                         ============        ============        ============          ============


                         1 Certain prior year's amounts have been reclassified
                           to conform to the current year's presentation.